Exhibit 32.2
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-QSB of Legend International Holdings, Inc. (the "Company") for the three months ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Peter Lee, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Dated: November 11, 2005
                                                         /s/Peter Lee
                                                         -----------------------
                                                         Peter Lee
                                                         Secretary and
                                                         Chief Financial Officer




                                                                              21